MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational/Pier 88 Convertible Securities Fund Class A: PBXAX Class C: PBXCX Institutional: PBXIX

March 27, 2020

The information supplements certain disclosures contained in the Statement of Additional Information (“SAI”) for the Fund dated December 6, 2019.

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Effective March 30, 2020, the Fund’s custodian is U.S. Bank National Association. Accordingly, the section of the SAI entitled “CUSTODIAN” is hereby replaced with the following:

“Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI for the Fund, each dated December 6, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.